Exhibit 99.1

Forward-Looking Information This presentation contains certain estimates of future operating trends for Charter One Financial, Inc., as well as estimates of financial condition, operating efficiencies, revenue creation, lending origination, loan sale volumes, charge-offs and loan loss provisions. These estimates constitute forward- looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward- looking statements. Reference is made to Charter One's filings with the SEC, such as the latest annual report on Form 10-K and quarterly reports on Form 10-Q, for information regarding factors that could cause actual results to differ materially from those described in the forward-looking statements.

Charter One at a Glance Regional bank holding company headquartered in Cleveland, founded in 1934 21st largest publicly traded U.S. bank Listed on NYSE: "CF" Member of S&P 500 Index $6.4 B market cap

Charter One at a Glance Operates through 477 branches in six states 413 traditional & 64 in-store branches Focus on consumer banking niche Strong retail banking track record excess asset generator - driving asset mix shift organic deposit growth among best in industry Extremely efficient operation 40% efficiency ratio is cornerstone of business plan

CF Retail Profile @ 3/31/03

477 Retail Banking Locations



MI
(105)
IL
(84)
OH
(115)
NY
(137)
VT
(26)
MA
(10)

5

CF Historical Earnings Growth Originally Reported Operating EPS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Est East 0.3 0.39 0.38 0.7 0.79 0.95 1.04 1.1 1.29 1.43 1.61 1.81 1.89 2.1 2.45 2.67 *In years with poolings, data is 3 qtrs stand alone, 4th qtr pooled **First Call estimate Compounded annual earnings growth thru 2003: 10 yr - 11% 5 yr - 11% Per Share (adjusted for stock splits/dividends thru 9/30/02)

Dividend Growth '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 Ann Div 0.0695 0.0758 0.0884 0.0995 0.1106 0.1469 0.2097 0.2665 0.3203 0.3703 0.4325 0.5167 0.6125 0.7166 0.8295 0.94 Dividend increased 27 times since IPO 19% growth rate compounded annually

Key Operating Results 1Q03 4Q02 1Q02 EPS $.64 $.63 $.60 ROA 1.38% 1.40% 1.52% ROE 18.48% 19.11% 19.71% ROTE (1) 21.29% 22.18% 22.50% Efficiency 39.8 bp 39.3 bp 40.6 bp (1) Return on tangible equity

Key Highlights - 1Q03 Top-line revenue up 15% over 1Q02 Net int inc up 6% over 1Q02 Net gains on sale of $77 M, offset by: $22 M MSR-related items $35 M addition to provision $9 M residual adjustment; primarily aircraft $4 M marketing initiatives supporting "Grow" strategy Top-Line Revenue

Key Highlights G&A up 13% over 1Q02 health care costs stepped up marketing FTE up 324, de novo added 26 branches Efficiency ratio continues among lowest in industry - 40% 1Q03; 41% 1Q02 excluding gains & MSR-related items - 45% 1Q03; 43% 1Q02 Operating Expenses

'88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 3/31/2003 0.71 0.7 0.66 0.6 0.57 0.51 0.5 0.49 0.42 0.46 0.45 0.45 0.43 0.42 0.4 0.4 Efficiency Ratio Cornerstone of Business Plan CF at 40% vrs. xx% for all Regional/Super Regionals OTHER EXPENSES (EXCL GOODWILL & MERGER CHARGES) DIVIDED BY NET INTEREST INCOME PLUS OTHER INCOME Originally stated data.

Importance of CF Efficiency Ratio Influences financial risk management business model built on lower interest margin translates into less credit risk all risk-based decisions can be conservative Influences consumer banking strategy 40 bp in spread covers net expenses tremendous pricing advantage; used to capture households

Key Highlights Strong loan originations Total Non 1-4% 1Q03 $6.0 B $2.9 B 48% 1Q02 5.1 B 2.4 B 47% Mtg servicing portfolio $18.7 B, up 11% in 1Q03 MSR - $139 M, or .74% of portfolio 36 bp spread valuation at 2.06 x valuation allowance of $123 M Lending

Lending Profile - 3/31/03 1-4 Family Cons Direct HELOC/2nds Other Consumer Finance Auto Commercial Mtg Corp Bank Lease East 0.33 0.03 0.12 0.02 0.04 0.23 0.09 0.06 0.08 1-4 Family 33% Corp Bank 6% Lease 8% Commercial Mtg 9% Auto 23% Retail Consumer 17% Consumer Finance 4% Closed-end 1st/2nd 3% HELOC/2nd 12% Other 2% 77% consumer/ 23% commercial

Loan Growth - 1Q03 Strong portfolio growth masked by $3.4 B in agency securitizations $1.8 B equity consumer; $1.6 B 1-4 family Ann growth excl securitizations: total portfolio up 34% non 1-4 family up 20%, driven by retail consumer up 38% & auto finance up 24%

1996 1997 1998 1999 2000 2001 2002 1Q03 1.1 1.7 2.1 2.5 3.2 4.4 5.6 5.9 Auto Finance Portfolio ($ in billions) +55% +24% +19% +28% +38% +21% ann. +27%

Auto Finance Portfolio Consistently moved up FICO scores on production since 1/1/01: 2003 2002 2001 Q1 749 737 719 Q2 739 724 Q3 746 731 Q4 749 733 741 average FICO for portfolio Credit Quality

Auto Finance Net Charge-offs 1995 1996 1997 1998 1999 2000 2001 2002 1Q03 East 0.0053 0.0086 0.0117 0.0118 0.0094 0.008 0.0088 0.0091 0.0086 % of Average Portfolio *Excluding impact of NCO policy change in 2Q02 1Q 1.30% 2Q .98%* 3Q 1.02% 4Q .91% 2002 1.04%*

1Q03 2002 2001 NCO/avg loans (ann) .52% .37%* .35% NPAs/assets .45% .44% .61% NPLs/loans .62% .55% .70% Allowance/NPLs 231% 229% 141% Allowance/loans 1.40% 1.24% .98% Allowance/NCO (ann) 2.7 yrs 3.4 yrs* 3.7 yrs *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile

Overall Credit Profile 3/31/03 12/31/02 12/31/01 Allowance to: 1-4 loans & closed-end 1sts .15% .15% .15% Other cons & comm'l loans 2.10% 1.98% 1.71% Allowance/total loans/leases 1.40% 1.24% .98% Allocate allowance of .15% to 1-4 family & closed-end 1sts, remainder to all other portfolios Allocation of Loan Loss Allowance

2003 Strategies/Initiatives Continue shifting mix of assets & liabilities Build top-line revenue Maintain efficiency & credit profiles Support sales culture Buy . . . Grow . . . Build in-fill acquisitions Buy same store sales Grow de novo - both in-store & traditional Build 3-prong approach Retail Banking Strategy 2003 Franchise Growth

Retail Banking Strategy 2003 Advance Bancorp announced 1/16/03 14 branches in Chicago area $600 M assets; $500 M deposits $72 M stock purchase closing early May 2003 Buy

Same Store Sales Growth Added $8 B deposits since 12/31/00 $5.5 B from same store sales growth New initiatives should accelerate same store sales in 2003 Grow

Same Store Sales Growth Retail banking revenue 1Q03 up 14% over 1Q02 Deposit-related 16% Retail securities services 6% Other 6% Retail banking revenue 14% Revenue/checking acct up 10% 1Q03 over 1Q02 30% increase in debit revenue/acct Debit card revenue up 37% 1Q03 over 1Q02; largest jump ever

Same Store Sales Growth 2003 deposit goals focus on nonint bearing checking, not total deposits 1Q03 ann growth rate of 58% in nonint bearing balances (excl custodials) nonint bearing accounts up 16% (ann) Total checking accounts - 1,348 K, up 5% (ann) 1Q03

Same Store Sales Growth Business banking momentum building Deposit products launched 2000; lending in 2001 1Q03 growth rates: deposits up 91% (ann) to $1.6 B # checking accts up 74% (ann) to 72,800 loans up 44% (ann) to $564 B

Increasing branch network by 27% thru mid-2004 125 branches, with 85 in 2003 97 in-stores; 28 traditional banking centers Leveraging retail expertise - "taking it on the road" Support revenue growth through 2004 & beyond Build Same Store Sales Growth

Growth Through De Novo TOPS in-stores 61 Price Chopper in-stores 13 Marsh in-stores 18 Other in-stores 5 Traditional 28 125 Targeting 85 in '03; 40 in '04 16 opened 1Q03 36 scheduled in 2Q03 Planned Expansion (thru mid 2004)

Growth Through De Novo NY 52 48 4 OH 26 23 3 IN 18 18 - IL 17 - 17 MI 6 2 4 CT 3 3 - MA 2 2 - VT 1 1 - 125 97 28 Planned Expansion by State (thru mid 2004) Total In-Store Traditional

Growth Through De Novo $1.5 - $2.5 M capital investment (land & building) Breakeven in less than 24 mos. with $35 M deposits & $200 K in fees Mature in 8 yrs with $60 M deposits & $650 K in fees $2-3 M pretax at maturity Traditional Branch Metrics

Growth Through De Novo $250 K capital investment Breakeven in 6-9 mos. with $5 M deposits & $100 K fees Mature in 3 yrs with $23 M deposits & $500 K fees $1M pretax at maturity In-store Metrics

Growth Through De Novo Initial Results - Selected In-Stores Open # Days Checking 3/31/03 Date Partner State Open Accts Deposits 2/25 Butera IL 34 266 $2.1 M 2/28 Tops OH 31 264 2.8 M 2/28 Tops OH 31 203 2.0 M 2/28 Tops OH 31 182 3.0 M Total 915 $9.9 M Avg 229 $2.5 M Opened 14 in-stores in last half of 1Q03; avg deposits of $900 K & 125 checking accts

In-Store Branches Recognized as one of the best in-store operators in U.S. In-stores currently 11% of branch network; expansion plans lift to 26% Will be among 10 largest in-store franchises Track Record

In-Store Branches 64 branches, $1.2 B deposits $23 M/branch (excl new branches); industry avg of $8.5 M 69% core; 48% checking Consumer loans - $6 M/branch annually industry avg is $1.5 M /branch Fee income/acct 38% higher than traditional branch Track Record

In-Store Branches Deposits up 11% (ann) during 1Q03 Checking balances up 43% (ann) during 1Q03 # accounts up 23% (ann) during 1Q03 Deposit related-revenue up 24% over 1Q02 1Q03 Results

In-Store Branches TOPS Markets agreement 61 in-stores - Cleveland area (20)/West NY (41) opened 13 in 1Q03 Price Chopper agreement 13 in-stores - upstate NY (7)/New England (6) adds 2 markets - CT (Hartford) & MA (Worchester) Partnership Agreements

In-Store Branches Marsh Supermarkets agreement 18 in-stores - Indianapolis/Lafayette marks entry into Indiana scheduled opening in 3Q03 & 4Q03 Seeking sites for traditional banking centers to complement in-stores Now have 20 different in-store partners Partnership Agreements

In-Store Branches Marsh marks first de novo market expansion Planning 40 stores in Indianapolis/Lafayette within 3 years 28-30 in-stores; remainder traditional Indianapolis market ideal for CF products 785 K population; 1,500 households/branch $13.7 B deposits; ONE/NCC at 59% share Jump Starts Indiana

Traditional branches In-store branches Branch Footprint Before Partnerships

Branch Footprint After Partnerships Traditional banking centers In-store banking centers TOPS in-stores Price Chopper in-stores Marsh in-stores

Summary 10-yr + record of 11% orig. stated EPS growth Among best efficiency ratios in industry Low-risk credit profile Strong RETAIL consumer focus Obsessive sales culture De novo growth strategy fueling future revenue

Appendix Loan / Credit Update as of 3/31/03

Lending Profile - 3/31/03 1-4 Family Cons Direct HELOC/2nds Other Consumer Finance Auto Commercial Mtg Corp Bank Lease East 0.33 0.03 0.12 0.02 0.04 0.23 0.09 0.06 0.08 1-4 Family 33% Corp Bank 6% Lease 8% Commercial Mtg 9% Auto 23% Retail Consumer 17% Non 1-4 67% ? Consumer Finance 4% Closed-end 1st/2nd 3% HELOC/2nd 12% Other 2%

Lending Profile - 3/31/03 Seven major lending areas One-to-four $8.4 B Retail consumer 4.2 B Consumer finance 1.0 B Auto finance 5.9 B Comm'l mortgage 2.3 B Leasing 2.1 B Corp banking 1.4 B $25.3 B Consumer $19.5 B (77%) Commercial $5.8 B (23%)

1-4 Family Portfolio Snapshot - 3/31/03 $8.4 B portfolio, 5.9% yield 68% fixed / 32% ARM Average loan size of $158,200 Average LTV on 1st liens (UPB) - 61% Average current FICO 723 77% of portfolio in retail bank footprint NCO ratio - .03% 10Q03; .05% 2002; ..03% 2001 33%

Lending Profile - 3/31/03 Among top 30 largest U.S. servicers @ $27 B; $19 B serviced for others WAC - 6.56% 1Q03; 6.75% 4Q02; 6.88% 3Q02; 6.96% 2Q02; 7.06% 1Q02; MSR conservative at $139 M, or .74% of serviced portfolio includes $123 M valuation allowance average servicing spread 36 bp implies valuation of 2.06x servicing spread Loan Servicing Portfolio

CF vs. MBA 1-4 Delinquency Ratios 97-4 98-1 98-4 99-1 99-2 99-3 99-4 00-3 00-4 01-1 01-2 01-3 01-4 02-1 02-2 02-3 02-4 COMC 0.0391 0.0266 0.0334 0.0234 0.0247 0.029 0.0276 0.0318 0.0317 0.0256 0.0279 0.0309 0.0302 0.0247 0.0263 0.0261 0.0287 MBA 0.0403 0.0331 0.0381 0.0319 0.0338 0.0349 0.0339 0.0338 0.0395 0.0323 0.0351 0.0393 0.04 0.0332 0.0375 0.0394 0.0411 Total Delinquency Ratio (incl. F/C) By Qtr Includes all loans serviced by Charter One Mortgage Source: Mortgage Bankers Association of America ("MBA") National Delinquency Survey

Retail Consumer Snapshot - 3/31/03 $4.2 B portfolio, 4.8% yield Balance Yield HELOCs $2.9 B 4.1% Closed-end 1sts/2nds .7 B 6.2% Marine lending .3 B 7.5% Other .3 B 5.3% $4.2 B 4.8% 17%

Retail Consumer Credit Quality NCO ratio - .27% 1Q03; .23% '02; ..11% '01; .26% '00 NPLs - $12 M (.29%) REO - $4.6 M, 62 units Stats on Combined Portfolio - 3/31/03

Retail Consumer Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 1Q03 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.5 0.6 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 2.9 Closed-end 1sts/2nds 0.3 0.6 1.4 2.1 2.3 2.3 2.2 0.7 ($ in billions) $1.6 B $5.5 B $4.9 B $4.5 B $2.8 B $1.9 B $3.7 B *Net of securitizations - $1.8 B in 1Q2003; $1.0 B in 2002; $1.4 B in 2001 $4.2 B

$2.9 B portfolio, 4.1% yield Growth spurred by "Piggy-back" & PM2 product set Average loan committed since 1/1/00: $58,500 736 FICO, & 78% LTV FICO by product: 85% & 90% LTV - 739 100% LTV - 708 125% LTV - 703 HELOCs Retail Consumer Snapshot - 3/31/03

HELOC Portfolio - 3/31/03 LTV Product O/S Utilization Avg Bal O/S 85% $ 923 M 39% $20 K 90% 1,566 M 36% $19 K 100% 323 M 56% $13 K 125% 44 M 85% $23 K $2,856 M 39% $18 K

HELOC Portfolio Growth 1996 1997 1998 1999 2000 2001 2002 1Q03 Other 0.9 0.7 0.7 0.6 0.7 0.6 0.6 2nds 0.1 0.2 0.2 0.2 0.4 0.3 0.2 HELOC 0.3 0.6 0.7 1 1.5 2 2.8 2.9 Direct Con 0.3 0.4 1.2 1.9 1.9 2 1.8 ($ in billions) +100% +17% +43% +50% +33% +40% +18% ann.

Retail Consumer Snapshot - 3/31/03 $586 M portfolio, 6.2% yield down from $2.0 B @ 12/31/02 securitized $1.8 B in 1Q03 Average loan size $67,000 Average LTV (UPB) 44% Average current FICO 724 99.5% in retail footprint NCO ratio - .13% 1Q03; .07% 2002 Closed-End 1sts

Retail Consumer Snapshot Additional gateway relationship product Refinance product sold through branches securitizable first mortgage, COMC servicing 10 to 15-yr fully amortizing term origination cost $400 fixed-rate, prepayment penalty customer info web access enabled Closed-End 1sts

Consumer Finance Strategic Objectives 4% Launched 3/97 as A-/B+ single-family lender targeting rejections out of Bank Revised strategy 4/02 FNMA D.U.1,2,3 originated through Bank and Mortgage Company channels A-/B+ portfolio will run off over next few years Now targeting "Alt-A" production non-conforming production since 4/02 - $210 M, 6.96% WAC, 730 FICO

Consumer Finance Snapshot - 3/31/03 $1.0 B portfolio, 7.6% yield 98% fixed / 2% ARM 90% 1st liens / 10% 2nd liens $766 M "pre 4/02"; $213 M "post 4/02" Average loan: 1st lien - $87.9 K, 333-mo term, 632 curr. FICO, LTV 83% 2nd lien - $25.1 K, 217-mo term, 644 curr. FICO

Consumer Finance Snapshot - 3/31/03 59% of portfolio in retail footprint NCO ratio - 1.78% 1Q03; 2.60% 2002 NPLs - $43 M (4.23%) REO - $16.3 M, 300 units 70% originated w/prepayment penalties Recent production: 1Q03 2H02 1H02 2001 Avg FICO 712 707 638 615 Avg LTV 94% 93% 77% 81% WAC 6.71% 7.15% 8.58% 8.89%

1997 1998 1999 2000 2001 2002 1Q03 125 250 753 989 1043 985 1005 Portfolio Growth Consumer Finance Snapshot ($ in millions)

Auto Finance RCSB started in 1984; CF acquired in 10/97 Primarily indirect lending, minimal leasing 3,400 franchised dealers in 18 states recent changes - exited FL & added ME, IL, NC, KY, IN, & MN planned expansion - WI, MO, MI Short average life 30% CAGR since 1996 Strategic Objectives 23%

Auto Finance Snapshot - 3/31/03 $5.9 B portfolio, 5.9% yield 448,000 loans Average balance $12,600 46-mo average remaining term; 19-mo weighted average life 59% new / 41% used

Auto Finance Snapshot - 3/31/03 Yield driven by credit score NCO ratio - .86% in 1Q03; .91% in 4Q02; 1.04% in 2002; .88% in 2001 REO (repos on hand) - $4.1 M, 711 units (.16%) Proprietary scoring highly predictive

Auto Finance Portfolio Consistently moved up FICO scores on production since 1/1/01: 2003 2002 2001 Q1 749 737 719 Q2 739 724 Q3 746 731 Q4 749 733 741 average FICO for portfolio Credit Quality

Auto Finance Portfolio Exited Florida in March 2002 much higher loss incidence % of portfolio in Florida 12/00 - 19% 12/01 - 15% 12/02 - 8% % of charge-offs from Florida 2000 - 35% 2001 - 29% 2002 - 23% Credit Quality - Florida

1996 1997 1998 1999 2000 2001 2002 1Q03 1.1 1.7 2.1 2.5 3.2 4.4 5.6 5.9 Auto Finance Portfolio ($ in billions) +55% +24% +19% +28% +38% +21% ann. +27%

>680 <680 92 8 >680 <680 60 40 Auto Finance Credit Profile 60% 40% 8% 92% 1997 2003 Production by FICO Score

Auto Finance Credit Profile 3/98 3/99 3/00 3/01 3/02 3/03 0.019 0.0155 0.0126 0.0128 0.0113 0.0065 30+ Day Delinquencies

Auto Finance Credit Profile 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 0.0032 0.0031 0.0024 0.0032 0.0041 0.0031 0.0018 0.0019 0.0017 0.0016 Illustrates post 9/11 build up Repossessed Units as % of Total Loans

Auto Finance Credit Profile 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 Average Auction Loss ($) 9/11 Impact

Auto Finance Credit Profile 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/2/2002 12/2/2002 1/3/2003 2/3/2003 3/3/2003 Avg Auction Loss 6267 6069 6342 6647 6645 6689 6315 6603 6478 6488 6462 6794 6921 6970 6882 7227 7994 7979 7332 6943 6986 7029 7119 7102 7161 6858 7410 7744 7826 7660 7490 7070 7062 % of Orig Amount Financed 0.385 0.382 0.383 0.413 0.416 0.414 0.393 0.398 0.387 0.397 0.397 0.405 0.404 0.417 0.415 0.444 0.468 0.458 0.434 0.419 0.4 0.411 0.419 0.413 0.418 0.425 0.438 0.447 0.454 0.442 0.432 0.421 0.421 Average Auction Loss (% of $ Financed) 9/11 Impact

3 6 9 12 15 18 21 24 27 30 1994 0.0002 0.0012 0.0026 0.0036 0.0051 0.0062 0.0075 0.0084 0.0094 0.0104 1995 0.0001 0.0017 0.005 0.0085 0.0107 0.0129 0.0148 0.0167 0.0189 0.0205 1996 0.0001 0.0017 0.005 0.009 0.0122 0.0151 0.0179 0.0206 0.0232 0.0247 1997 0.0003 0.0022 0.0045 0.0074 0.0101 0.0125 0.0147 0.017 0.0184 0.0199 1998 0.0001 0.0009 0.003 0.0048 0.0064 0.008 0.0096 0.0109 0.0119 0.0134 1999 0.0001 0.0015 0.0028 0.0044 0.0058 0.0071 0.0087 0.0111 0.0123 0.0144 2000 0 0.0008 0.0026 0.0045 0.006 0.0085 0.0114 0.0141 0.0164 0.0181 2001 0.0001 0.0008 0.0027 0.0049 0.007 0.0088 0.0108 2002 0 0.0009 0.0021 Auto Finance Credit Profile Cumulative charge-off rate '96 '95 '97 '00 '99 '98 # Months 2.47% 1.34% 30 Mo. Loss Migration - 2Q Production 1995-2001 1.08% - '01 ..21% - '02

Auto Finance Net Charge-offs 1995 1996 1997 1998 1999 2000 2001 2002 1Q03 East 0.0053 0.0086 0.0117 0.0118 0.0094 0.008 0.0088 0.0091 0.0086 % of Average Portfolio *Excluding impact of NCO policy change in 2Q02 1Q 1.30% 2Q .98%* 3Q 1.02% 4Q .91% 2002 1.04%*

Lending continuously since mid 1970s Historically very low charge-offs Originate in footprint Current originations - $172 M 1Q03; $639 M '02 construction loans priced off LIBOR & prime rate end loans priced & indexed off FHLB advances Commercial Mortgage Strategic Objectives 9%

Commercial Mortgage Snapshot - 3/31/03 $2.3 B portfolio, 6.4% yield 18% fixed / 82% ARM $500 M construction; $1.8 B permanent loans Average loan size $1.1 M 18 loans > $10 M, largest loan - $30 M 88% of portfolio in retail bank footprint NCO ratio - .06% 1Q03; .03% '02; .05% '01 NPLs (incl construction) - $14 M (.60%) REO - $5.2 M, 10 units

1996 1997 1998 1999 2000 2001 2002 1Q03 2.1 1.9 1.8 2 2.1 2.7 2.3 2.3 Commercial Mortgage Portfolio ($ in billions) Reflects runoff of non-strategic portfolios

CA IL MI NY OH Other 0.02 0.23 0.29 0.17 0.17 0.12 Commercial Mortgage Portfolio - 3/31/03 By State

MultiFamily Retail Office/Medical/Warehouse Other Non-Res Construct 0.41 0.21 0.18 0.09 0.11 By Property Type Commercial Mortgage Portfolio - 3/31/03

Commercial Leasing 15th largest U.S. bank leasing company Big ticket leasing company formed in '88 became CF customer in '89 CF acquired 1/95 Seasoned management group still on board Strategic Objectives 8%

Commercial Leasing Snapshot - 3/31/03 $2.1 B leasing portfolio Offices in Cleveland, Cincinnati, Chicago, Boston, Charlotte, & Morristown 5.3% yield; 8.7% effective yield Avg relationship of $7.4 M 37 over $20 M; largest is $83 M (AAA credit) Avg term of 64 months, range of terms of 1 to 25 years

Fortune 1000 focus, with 60% of portfolio with lessees rated as investment grade NCO ratio - 1.06% in 1Q03; .03% in 2002; ..38% in 2001; .00% in 2000 NPLs - $15 M (.72%) Residual realization 107% in 1Q03; 106% in 2002; 122% in 2001; 122% since 1995 Commercial Leasing Snapshot - 3/31/03

1995 1996 1997 1998 1999 2000 2001 2002 0.132 0.251 0.439 0.734 1.004 1.8 2 2.1 ($ in billions) Commercial Leasing Portfolio

Over the Road Production Manufacturing Aircraft Rail Marine Construction/Mining Materials Handling Communications Computers/Hi Tech Furniture/Fixtures Other 0.11 0.16 0.18 0.17 0.05 0.06 0.07 0.01 0.15 0.03 0.01 Commercial Leasing Snapshot - 3/31/03

Commercial Leasing Portfolio $379 M, with $274 M to domestic carriers Long-term leases - 18 different lessees 50 pieces of equipment, w/43 to domestic carriers Maturities extend out over 20 yrs no maturities in '03; $37 M maturing thru '07 No direct exposure to USA, UAL, AA or AirCanada Aircraft Leasing

Commercial Leasing Portfolio # $ Regional jets 29 $163 M Boeing 737 & 757 6 72 M Props 8 14 M Ground equip/simulator - 25 M 43 $274 M $197 M five years old or less; avg age of 5.6 yrs Equity position - $192 M; single investor/equip loans - $82 M Supported by $63 M residual/$15 M credit guarantees Aircraft Leased to Domestic Carriers

$1.4 B portfolio, 5.3% yield 3 segments middle market - $665 M small business - $564 M asset-backed lending - $139 M Target middle market businesses $5-100 M revenue; business banking < $5 M revenue Recent growth is from business banking Minimal shared national credits Corporate/Business Banking Snapshot 3/31/03 6%

1994 1995 1996 1997 1998 1999 2000 2001 2002 3/31/2003 184 183 350 457 527 677 798 0 0 0 Bus Banking 273 508 564 Asset-backed lending 129 130 139 Middle Market 641 680 665 ($ in millions) Corporate/Business Banking Portfolio Growth coming from Business Banking - $508 M @ 3/31/03 $1,318 $1,043 $1,368

Corporate Banking Snapshot 16 exposures > $10 M; largest $66 M 62 exposures > $3 M NCO ratio - 2.09% 1Q03; 1.09% '02; .81% '01; 1.20% '00 NPLs - $42 M (3.07%) 17 exposures over $500 K ($36 M aggregate) MI - $15.4 M; NY - $7.8 M; OH - $14.3 M; VT - $3.3 M 3/31/03

Corporate Banking Snapshot OH East NY West NY VT MI IL 0.38 0.21 0.17 0.1 0.11 0.03 Geographic Split - 3/31/03

Corporate/Business Banking Snapshot Services Manufacturing Finance, Insurance, R/E Trade Construction Transportation Other 0.25 0.24 0.17 0.16 0.08 0.05 0.05 SIC Split - 3/31/03

Business Banking Portfolio 3/31/03 Lending products launched in 1Q2001 to compliment deposit set $564 M portfolio; up 11% in 1Q03 Distributed through retail banking centers Avg balanced $77 K Avg FICO for business owners > 720 NCO ratio - 1.15% 1Q03; 1.35% '02

Overall Credit Profile Overall portfolio highly diversified in terms of geographic, industry and product concentration 77% of portfolio in consumer lending 52% secured by owner-occupied single-family 23% of portfolio in commercial lending 9% commercial real estate (4% multifamily) 8% capital-equip leasing 3% middle-market corporate 3% small business/other Lending & credit functions staffed by seasoned commercial bank professionals

Overall Credit Profile Owner Occupied Multifamily Comm'l Real Estate Other Collateral Auto Corporate Banking Capital Equipment 0.52 0.04 0.05 0.02 0.23 0.06 0.08 Collateral Summary as of 3/31/03

1Q03 2002 2001 NCO/avg loans (ann) .52% .37%* .35% NPAs/assets .45% .44% .61% NPLs/loans .62% .55% .70% Allowance/NPLs 231% 229% 141% Allowance/loans 1.40% 1.24% .98% Allowance/NCO (ann) 2.7 yrs 3.4 yrs* 3.7 yrs *2002 excludes $27.3 M resulting from NCO policy change in 2Q02 Overall Credit Profile

Overall Credit Profile 3/31/03 12/31/02 12/31/01 Allowance to: 1-4 loans & closed-end 1sts .15% .15% .15% Other cons & comm'l loans 2.10% 1.98% 1.71% Allowance/total loans/leases 1.40% 1.24% .98% Allocate allowance of .15% to 1-4 family & closed-end 1sts, remainder to all other portfolios Allocation of Loan Loss Allowance

1995 1996 1997 1998 1999 2000 2001 2002* Reg/Super Reg Banks 0.0027 0.0036 0.0036 0.0039 0.0036 0.004 0.006 0.0067 Charter One 0.0011 0.0019 0.0017 0.0014 0.0017 0.0021 0.0027 0.0037 * CF excludes $27 M from NCO policy change Source: SNL DataSource Net Charge-Offs to Average Loans Restated for mergers

Big Picture Credit Risk Negligible unsecured lending Negligible auto leasing Negligible national shared/syndicated credits Indirect auto portfolio very high credit profile Manufacturing exposure very diversified Commercial real estate holding up very well No unsecured energy related assets